Securities and Exchange Commission

                       Washington, DC  20549

                             Form 8-K

                          Current Report

              Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act 1934


                  Date of Report February 2, 1999
                 (Date of earliest event reported)



                  Salton Sea Funding Corporation
      (Exact name of registrant as specified in its charter)



  Delaware                    33-95538            47-0790493
(State of other          (Commission File       (IRS Employer
 jurisdiction of                Number)       Identification No.)
 incorporation)



 302 South 36th Street, Suite 400, Omaha, NE   68131
 (Address of principal executive offices)     Zip Code


Registrant's Telephone Number, including area code:    (402) 341-4500




                              N/A
 (Former name or former address, if changed since last report)

Item 5.  Other Events

      On February 2, 1999, CalEnergy announced that Salton Sea Funding Corporation commenced a consent solicitation relating to its 6.69% Senior Secured Series A Notes due 2000, 7.37% Senior Secured Series B Bonds due 2005, 7.84% Senior Secured Series C Bonds due 2010, 7.02% Senior Secured Series D Notes due 2000, 8.30% Senior Secured Series E Bonds due 2011, and 7.45% Senior Secured Series F Bonds due 2018.
A copy of the press release is attached hereto as Exhibit 1 and is incorporated herein by reference.

      Certain information included in this report contains forward-looking statements made pursuant to the Private Securities Litigation Reform Act of 1995 ("Reform Act"). Such statements are based on current expectations and involve a number of known and unknown risks and uncertainties that could cause the actual results and performance of the Registrant to differ materially from any expected future results or performance, expressed or implied, by the forward-looking statements including expectations regarding the future results of operations of Registrant and MidAmerican Energy Holdings Company and the combined company, the intended financing of the merger and receipt of regulatory approvals. In connection with the safe harbor provisions of the Reform Act, the Registrant has identified important factors that could cause actual results to differ materially from such expectations, including development uncertainty, operating uncertainty, acquisition uncertainty, uncertainties relating to doing business outside of the United States, uncertainties relating to geothermal resources, uncertainties relating to domestic and international (and in particular, Indonesian) economic and political conditions and uncertainties regarding the impact of regulations, changes in government policy, industry deregulation and competition. Reference is made to all of the Registrant's SEC Filings, including the Proxy Statement and the Registrant's Report on Form 8-K dated March 6, 1998, incorporated herein by reference, for a description of such factors. The Company assumes no responsibility to update forward-looking information contained herein.


Item 7.  Financial Statements and Exhibits

Exhibit 1 - Press Release dated February 2, 1999

                           SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Salton Sea Funding Corporation




                              By:   \s\ Douglas L. Anderson
                                        Douglas L. Anderson
                                        Assistant Secretary and
                                        Assistant General Counsel




Dated: February 2, 1999

FOR IMMEDIATE RELEASE

Craig Hammett - Senior Vice President, Chief Financial Officer  402-341-4500
Patti McAtee - Director, Corporate Communications               402-341-4500
Kate Inverarity - Brunswick                                     212-333-3810
Mark Harnett - MacKenzie Partners, Inc.                         212-929-5500

   Salton Sea Funding Corporation Commences Consent Solicitation

$48,436,000 6.69% Senior Secured Series A Notes due 2000 (Cusip No. 795770AD8) $106,980,000 7.37% Senior Secured Series B Bonds due 2005(Cusip No. 795770AE6) $109,250,000 7.84% Senior Secured Series C Bonds due 2010(Cusip No. 795770AF3) $12,150,000 7.02% Senior Secured Series D Notes due 2000 (Cusip No. 795770AJ5) $65,000,000 8.30% Senior Secured Series E Bonds due 2011 (Cusip No. 795770AK2) $285,000,000 7.475% Senior Secured Series F Bonds due 2018(Cusip No. 795770ALO)

     OMAHA, NEBRASKA, February 2, 1999: CalEnergy Company, Inc. ("CalEnergy" or the "Company") (NYSE: CE; PCX and London) announced today that Salton Sea Funding Corporation (the "Funding Corp."), a special purpose Delaware corporation and wholly-owned indirect subsidiary of the Company, commenced a consent solicitation relating to its 6.69% Senior Secured Series A Notes due 2000 (the "Series A Notes"), 7.37% Senior Secured Series B Bonds due 2005 (the "Series B Notes"), 7.84% Senior Secured Series C Bonds due 2010 (the "Series C Bonds"), 7.02% Senior Secured Series D Notes due 2000 (the "Series D Notes"), 8.30% Senior Secured Series E Bonds due 2011 (the "Series E Bonds"), and 7.475% Senior Secured Series F Bonds due 2018 (the "Series F Bonds") in the aggregate principal amount currently outstanding of $ 626,816,000 (collectively, the "Securities"). The Securities were issued pursuant to the trust indenture, dated as of July 21, 1995, as amended (the "Indenture"), among the Funding Corp. and Chase Manhattan Bank and Trust Company National Association (the "Trustee"). The Funding Corp. is soliciting consents to certain amendments to the Indenture (the "Consents") pursuant to a Consent Solicitation Statement.

     As more fully described in the Consent Solicitation Statement, the proposed amendment will enable CalEnergy, among other things, to divest that portion of its direct or indirect ownership interests in those of its subsidiaries (the "Subsidiaries") that directly or indirectly own its geothermal power generating facilities located in the Imperial Valley, California (collectively, the "Qualifying Facilities") such that, following such divestiture or divestitures, it will own 50% of such Qualifying Facilities (the "Divestiture"). The Divestiture is required in order to meet certain regulatory requirements in connection with CalEnergy's pending acquisition of MidAmerican Energy Holdings Company. The Indenture currently requires CalEnergy to directly or indirectly own 51% of the Qualifying Facilities.

                              -more-

CalEnergy Company, Inc.
February 2, 1999
Page -2-


     The fee to be paid for each consent properly delivered prior to the expiration of the consent solicitation will be: a cash payment of (i) $1.50 with respect to the Series A Notes, Series B Notes and Series D Notes, (ii) $2.00 with respect to the Series C Bonds and Series E Bonds, and (iii) $2.50 with respect to the Series F Bonds, in each case per $1,000 in principal amount of the Securities (the "Consent Payment") in respect of which such Consent has been delivered and not revoked. The payment of the Consent Payment is subject to a number of conditions which are set forth in the Consent Solicitation Statement including the receipt of the requisite Consents from at least 51% in aggregate principal amount of the Securities outstanding (the "Requisite Consents"). Revocations of Consents may be made at any time prior to delivery of the Requisite Consents.

     The consent solicitation will be open until 5 p.m., Eastern Standard Time, on February 12, 1999 unless otherwise amended or extended. MacKenzie Partners, Inc. is the Information Agent and IBJ Whitehall Financial Group is the Tabulation Agent in connection with the Consent Solicitation. Questions regarding the terms of the consent solicitation, the delivery procedures for the consents and requests for additional copies of the consent solicitation statement or related documents may be directed to Jeanne Carr or Mark Harnett at the Information Agent at (800) 322-2885 or (212) 929-5500 (call collect).

     CalEnergy is a global energy company that manages and owns interests in over 5,000 net megawatts of power generation facilities in operation, construction and development worldwide. The Company develops and produces energy from diversified fuel sources including geothermal, natural gas and hydroelectric. Through its subsidiary Northern Electric, CalEnergy supplies and distributes electricity and gas to approximately 2.0 million customers in the United Kingdom. CalEnergy conducts business in the U.S., U.K., the Philippines, Indonesia, Poland and Australia, and employs more than 4,400 people worldwide. For the year ended December 31, 1998, CalEnergy generated revenues of nearly $2.7 billion and at December 31, 1998 had assets of approximately $9.1 billion.

                         www.calenergy.com